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                                 EXHIBIT (5)(k)

                  FORM OF APPLICATION FOR TRANSAMERICA LANDMARK
                            WITH MERRILL LYNCH FUNDS

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                                             Mail the application and a check to:
                                             Transamerica Life Insurance Company
Transamerica Life                                Attn: Variable Annuity Dept.                           Product: LANDMARK ML
                                                                                                                ----------------
Insurance Company                                  4333 Edgewood Road N.E.                              Variable Annuity Application
                                                  Cedar Rapids, IA 52499-0001
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
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1. OWNER INFORMATION    (If no Annuitant is specified in #2,      4. TYPE OF ANNUITY
----------------------  the Owner will be the Annuitant.)         ----------------------
MUST COMPLETE and SUBMIT the Trustee Certification Form if a      [_] Non-qualified Qualified Types: [_] IRA [_] Roth IRA [_]SEP/IRA
Trust is named as the Owner or Beneficiary.
                                                                                            [_] 403(b) [_] Keogh [_] Roth Conversion
First Name:__________________________________________________
                                                                                            [_] Other _______________ ______________
Last Name:___________________________________________________     IRA/SEP/ROTH IRA

Address:_____________________________________________________     $_____________ Contribution for tax year ____________________

City, State:_________________________________________________     $_____________ Trustee to Trustee Transfer

Zip:_______-_____________ Telephone: ________________________     $_____________ Rollover from [_] IRA    [_] 403(b)   [_] Pension

Date of Birth:____________________________ Sex:  [_] Female                      [_] Other__________________________________________

SSN/TIN:__________________________________       [_] Male         ROTH IRA Rollover

-------------------------------------------------------------      ________________     Date first established or date of conversion
1b. JOINT OWNER(S)
--------------------                                              $________________     Portion previously taxed
                                                                  ------------------------------------------------------------------
First Name:__________________________________________________     5. GUARANTEED MINIMUM DEATH BENEFITS
                                                                  --------------------------------------
Last Name:___________________________________________________     Your selection cannot be changed after the policy has been issued.
                                                                  If no option is specified, the Return of Premium Death Benefit
Address:_____________________________________________________     will apply.

City, State:_________________________________________________     [_] Double Enhanced Death Benefit, available for issue through age
                                                                      80. Daily M&E Risk Fee and Administrative Change is 1.55%
Zip:_______-_____________ Telephone: ________________________         annually.

Date of Birth:____________________________ Sex:  [_] Female       [_] Return of Premium Death Benefit, available for issue through age 90. Daily M&E Risk Fee and Administrative Change is 1.30%
SSN/TIN:__________________________________       [_] Male             annually.

-------------------------------------------------------------     ------------------------------------------------------------------
2. ANNUITANT      Complete only if different from Owner.          6. AVAILABLE OPTIONS
--------------                                                    --------------------------------------
                                                                  Must complete this section. If no selection is made, the benefit
First Name:__________________________________________________     will not apply.

Last Name:___________________________________________________     Managed Annuity Program:
                                                                  [_] Yes (Available at an additional cost, see prospectus)
Address:_____________________________________________________     [_] No

City, State:_________________________________________________     Additional Death Distribution:

Zip:_______-_____________ Telephone: ________________________     [_] Yes (Available at an additional cost, see prospectus)
                                                                  [_] No
Date of Birth:____________________________ Sex:  [_] Female
                                                                  Liquidity Rider:
SSN/TIN:__________________________________       [_] Male
                                                                  [_] Yes (Available at an additional cost, see prospectus)
-------------------------------------------------------------     [_] No
3. BENEFICIARY(IES) DESIGNATION
---------------------------------                                 ------------------------------------------------------------------
                                                                  7. TELEPHONE TRANSFER AUTHORIZATION
Primary   Contingent Name            Relationship                 -------------------------------------
                                                                  Please complete this section to authorize you and/or your
 [_]       [_]                                             %      Registered Representative to make transfer requests via our
                        --------------- ---------------- ----     recorded telephone line or internet.
 [_]       [_]                                             %
                        --------------- ---------------- ----     (check one selection only): [_] Owner(s) only, or
 [_]       [_]                                             %                                  [_] Owner(s) and Owner's
                        --------------- ---------------- ----                                     Registered Representative
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LANDML 2002-APP-L 01/02                                         LANDMARK ML 1/02

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8. ALLOCATION OF PURCHASE PAYMENTS

If Dollar Cost Averaging, section 9 must be completed.

Initial Purchase Payment $__________
Make check payable to Transamerica Life Insurance Company.

Dollar Cost Averaging Account                                     ________   .0%

Fixed Accounts:
1 Year Fixed Guarantee Period Option                              _________  .0%
3 Year Fixed Guarantee Period Option                              _________  .0%
5 Year Fixed Guarantee Period Option                              _________  .0%
7 Year Fixed Guarantee Period Option                              _________  .0%

Subaccounts:
Aggressive Asset Allocation                                       _________  .0%
AIM V.I. Basic Value Fund - Series II Shares                      _________  .0%
AIM V.I. Capital Appreciation Fund - Series II Shares             _________  .0%
Alger Aggressive Growth                                           _________  .0%
Alliance Growth & Income Portfolio - Class B                      _________  .0%
Alliance Premier Growth Portfolio - Class B                       _________  .0%
American Century Income & Growth                                  _________  .0%
American Century International                                    _________  .0%
BlackRock Global Science & Technology                             _________  .0%
BlackRock Mid Cap Growth                                          _________  .0%
Capital Guardian Global                                           _________  .0%
Capital Guardian U.S. Equity                                      _________  .0%
Capital Guardian Value                                            _________  .0%
Clarion Real Estate Securities                                    _________  .0%
Conservative Asset Allocation                                     _________  .0%
Dreyfus Small Cap Value                                           _________  .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2          _________  .0%
Fidelity - VIP Growth Portfolio - Service Class 2                 _________  .0%
Fidelity - VIP Contrafund(R) Portfolio - Service Class 2          _________  .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2                _________  .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2       _________  .0%
Gabelli Global Growth                                             _________  .0%
Great Companies - America(SM)                                     _________  .0%
Great Companies - Global/2/                                       _________  .0%
Great Companies - Technology(SM)                                  _________  .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares        _________  .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares         _________  .0%
Janus Balanced (A/T)                                              _________  .0%
Janus Growth II (A/T)                                             _________  .0%
Jennison Growth                                                   _________  .0%
J.P. Morgan Enhanced Index                                        _________  .0%
Merrill Lynch Basic Value V.I. Fund                               _________  .0%
Merrill Lynch Developing Capital Markets V.I. Funds               _________  .0%
Merrill Lynch Current Income V.I. Funds                           _________  .0%
MFS High Yield                                                    _________  .0%
MFS New Discovery Series - Service Class                          _________  .0%
MFS Total Return Series - Service Class                           _________  .0%
Moderate Asset Allocation                                         _________  .0%
Moderately Aggressive Asset Allocation                            _________  .0%
PBHG/NWQ Value Select                                             _________  .0%
PBHG Mid Cap Growth                                               _________  .0%
PIMCO Total Return                                                _________  .0%
Salomon All Cap                                                   _________  .0%
Transamerica Convertible Securities                               _________  .0%
Transamerica Equity                                               _________  .0%
Transamerica Growth Opportunities                                 _________  .0%
Transamerica U.S. Government Securities                           _________  .0%
T. Rowe Price Equity Income                                       _________  .0%
T. Rowe Price Growth Stock                                        _________  .0%
T. Rowe Price Small Cap                                           _________  .0%
Van Kampen Active International Allocation                        _________  .0%
Van Kampen Asset Allocation                                       _________  .0%
Van Kampen Emerging Growth                                        _________  .0%
Van Kampen Money Market                                           _________  .0%

   TOTAL VARIABLE AND FIXED                                            100%
LANDML2002-APP-L 01/02 (2)

9. DOLLAR COST AVERAGING PROGRAM

If DCA is selected as an initial purchase payments allocation option under
Section 8, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Special DCA Fixed Accounts:
[_] Special 6-month DCA Fixed Account (when available)
[_] Special 12-month DCA Fixed Account (when available)

DCA Accounts:
Specify account and frequency of transfer.
[_]Money Market                       }                     { [_]Monthly (6-24)
[_]Dreyfus U.S. Government Securities }_____________________{ [_]Quarterly (4-8)
[_]Traditional DCA                    }                     { ___ # of Transfers

TRANSFER TO:
Aggressive Asset Allocation                                       _________  .0%
AIM V.I. Basic Value Fund - Series II Shares                      _________  .0%
AIM V.I. Capital Appreciation Fund - Series II Shares             _________  .0%
Alger Aggressive Growth                                           _________  .0%
Alliance Growth & Income Portfolio - Class B                      _________  .0%
Alliance Premier Growth Portfolio - Class B                       _________  .0%
American Century Income & Growth                                  _________  .0%
American Century International                                    _________  .0%
BlackRock Global Science & Technology                             _________  .0%
BlackRock Mid Cap Growth                                          _________  .0%
Capital Guardian Global                                           _________  .0%
Capital Guardian U.S. Equity                                      _________  .0%
Capital Guardian Value                                            _________  .0%
Clarion Real Estate Securities                                    _________  .0%
Conservative Asset Allocation                                     _________  .0%
Dreyfus Small Cap Value                                           _________  .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2          _________  .0%
Fidelity - VIP Growth Portfolio - Service Class 2                 _________  .0%
Fidelity - VIP Contrafund(R) Portfolio - Service Class 2          _________  .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2                _________  .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2       _________  .0%
Gabelli Global Growth                                             _________  .0%
Great Companies - America(SM)                                     _________  .0%
Great Companies - Global/2/                                       _________  .0%
Great Companies - Technology(SM)                                  _________  .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares        _________  .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares         _________  .0%
Janus Balanced (A/T)                                              _________  .0%
Janus Growth II (A/T)                                             _________  .0%
Jennison Growth                                                   _________  .0%
J.P. Morgan Enhanced Index                                        _________  .0%
Merrill Lynch Basic Value V.I. Fund                               _________  .0%
Merrill Lynch Developing Capital Markets V.I. Funds               _________  .0%
Merrill Lynch High Current Income V.I. Funds                      _________  .0%
MFS High Yield                                                    _________  .0%
MFS New Discovery Series - Service Class                          _________  .0%
MFS Total Return Series - Service Class                           _________  .0%
Moderate Asset Allocation                                         _________  .0%
Moderately Aggressive Asset Allocation                            _________  .0%
PBHG/NWQ Value Select                                             _________  .0%
PBHG Mid Cap Growth                                               _________  .0%
PIMCO Total Return                                                _________  .0%
Salomon All Cap                                                   _________  .0%
Transamerica Convertible Securities                               _________  .0%
Transamerica Equity                                               _________  .0%
Transamerica Growth Opportunities                                 _________  .0%
Transamerica U.S. Government Securities                           _________  .0%
T. Rowe Price Equity Income                                       _________  .0%
T. Rowe Price Growth Stock                                        _________  .0%
T. Rowe Price Small Cap                                           _________  .0%
Van Kampen Active International Allocation                        _________  .0%
Van Kampen Asset Allocation                                       _________  .0%
Van Kampen Emerging Growth                                        _________  .0%
Van Kampen Money Market                                           _________  .0%

                                                     TOTAL MUST =      100%

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10. ASSET REBALANCING

I elect to rebalance the variable subaccounts according to my Allocation of Purchase Payments using the frequency indicated below (Not available with DCA).

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

[_] Quarterly  [_] Semi-Annually  [_] Annually

11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

.. Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

.. To the best of my knowledge and belief, my answers to the questions on this application are correct and true.

..  I am in receipt of a current prospectus for this variable annuity.

..  This application is subject to acceptance by Transamerica Life Insurance
   Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

[_] Check here if you want to be sent a copy of "Statement of Additional Information".

Will this annuity replace or change any existing annuity or life insurance? [_] No [_] Yes (If yes, complete the following)

Company:________________________________________________________________________

Policy No.:_____________________________________________________________________

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

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 For applicants in all states except Connecticut, New Jersey,
 Pennsylvania and Washington

 When funds are allocated to the Fixed Options Guarantee Periods, policy values under the policy may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.
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 Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

Signed at: _____________________________________________________________________
           City                                    State           Date



 Owner(s) Signature: ___________________________________________________________

 Joint Owner(s) Signature: _____________________________________________________

 Annuitant Signature: (if not Owner)____________________________________________


 12. AGENT INFORMATION

 Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
 [_] No      [_] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent:

Please print First Name:________________________________________________________

Please print Last Name:_________________________________________________________

Signature:______________________________________________________________________

Rep Phone #:____________________________________________________________________

SSN/TIN:________________________________________________________________________

Rep. License #:_________________________________________________________________

Firm Name:______________________________________________________________________

Firm Address:___________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

[_] Option A   [_]   Option B     [_]   Option C   [_] Option D
(Once selected, program cannot be changed)

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  For applicants in Louisiana, Montana and New
  Hampshire
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Applicant:

Do you have any existing policies or contracts? [_] No [_] Yes (If yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities".)

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.


Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material? [_] No [_] Yes

LANDML2002-APP-L 01/02 (3)

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For applicants in Florida
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Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

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For applicants in New Jersey
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Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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For applicants in Pennsylvania
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Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

LANDML 2002-APP-L 01/02 (4)